ABSC 2004-HE8

Credit Suisse First Boston

		% of pool	average LTV	LTV above 80%	LTV above 90%	% full doc	% owner occ	ave wac
A	FICO 600 - 580	12.04	79.84	46.38	7.86	66.34	96.94	7.324
	FICO 579 - 560	8.98	77.15	40.33	0.82	65.38	96.81	7.415
	FICO below 560	17.09	75.93	32.33	0	67.97	96.95	7.99

		% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	% Silent seconds	% Second Liens
A	FICO 600 - 580	17.45	2.26	4.92	40.11	36.19	10.41	3.57
	FICO 579 - 560	15.26	1.21	0.49	40.43	38.4	4.42	0
	FICO below 560	19.27	1.49	0.22	40.91	40.58	4.51	0

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
B	LTV 85% - 90%	19.05	89.64	31.22	14.76	52.21	86.61	7.257	10.54
	LTV 90% - 95%	7.61	94.76	7	0.74	53.37	99.39	7.35	9.23
	LTV 95% - 100%	3.46	99.94	11.53	0	63.34	100	9.662	59.45

		% above 500k	% IO	ave DTI	DTI > 45%	LTV above 80%	LTV above 90%	% Silent seconds	% Second Liens
B	LTV 85% - 90%	3.07	16.44	40.49	38.9	100	0	4	0
	LTV 90% - 95%	1.28	22.79	41.59	43.84	100	100	0.16	0.23
	LTV 95% - 100%	0	0	42.44	46.04	100	100	0	53.29

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
C	DTI 40% - 45%	20.98	81.2	35.75	21.99	46.68	95.03	7.155	11.81
	DTI 45% - 50	32.93	83.05	33.85	21.06	55.11	94.83	7.175	10.07
	DTI > 50%	5.77	69.58	57.83	45.43	68.95	92.98	7.185	9.1

		% above 500k	% IO	ave DTI	DTI > 45%	LTV above 80%	LTV above 90%	% Silent seconds	% Second Liens
C	DTI 40% - 45%	4.63	16.41	42.65	0	44.8	10.92	21.15	2.27
	DTI 45% - 50	4.39	19.21	47.84	100	50.13	14.66	23.9	2.36
	DTI > 50%	2.95	1.23	52.75	100	16.69	1.74	4.08	0.17

D		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k
	Non Owner Occ	5.62	80.85	16.76	9.66	48.33	0	7.523	17.87
	Stated Docs	43.09	80.17	25.19	15.41	0	93.01	7.263	8.44
	Loans below 100k	12.98	81.49	51.34	32.8	68.56	91.42	8.231	100
	IO Loans	15.14	83.24	4	0.25	41.93	98.55	6.466	0.94

D		% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	LTV > 90%	% Silent seconds	% Second Liens
	Non Owner Occ	0.87	0	36.92	31.53	54.6	0.69	1.8	0
	Stated Docs	3.76	18.63	40.72	35.15	41.55	9.98	23.64	1.4
	Loans below 100k	0	1.1	38.03	29.58	47.62	21.24	12.71	13.65
	IO Loans	10.07	100	41.62	42.26	41.85	11.46	48.05	0

E	When do Ios reset
	Months to next reset	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
	20	7	1,819,795.27	0.17	6.679	356	89.06	689
	21	173	41,152,188.89	3.83	6.656	357	83.14	673
	22	297	79,331,811.12	7.39	6.646	358	83.74	657
	23	77	19,198,921.00	1.79	6.712	359	83.61	648
	32	1	340,000.00	0.03	5.63	356	85.22	768
	33	13	4,434,399.96	0.41	5.676	357	80.14	672
	34	4	1,083,500.00	0.1	6.436	358	82.55	659
	35	1	229,600.00	0.02	6	359	80	620
	117	1	198,748.91	0.02	5.1	297	75	684
	118	8	2,778,100.00	0.26	4.908	298	78.56	679
	119	36	11,954,105.00	1.11	4.912	299	81.28	720

F	Is DTI off current mortgage rate for IO

H	What are top 10 cities and average strats for each
	Top 10 Cities of Overall Pool	Loans	Balance ($)	Balance(%)	Rate (%)	(months)	LTV	Score
	LOS ANGELES	134	33,992,068.94	3.17	6.822	357	76.73	644
	LAS VEGAS	78	14,460,315.03	1.35	7.304	354	80.84	626
	CHICAGO	77	13,054,041.15	1.22	7.568	355	82.15	619
	SACRAMENTO	55	10,699,387.17	1	7.152	356	80.23	620
	MIAMI	79	10,663,963.15	0.99	7.496	343	76.11	612
	BROOKLYN	33	9,715,045.68	0.9	7.022	356	76.1	641
	SAN DIEGO	24	6,649,429.48	0.62	6.592	358	71.85	623
	FONTANA	32	6,597,720.00	0.61	7.164	348	80.15	611
	SAN JOSE	20	6,587,946.81	0.61	6.704	353	81.25	653
	CORONA	18	6,238,961.41	0.58	6.865	355	82.31	654
	Other	5,793	955,008,873.46	88.95	7.21	351	80.7	619
	Total:	6,343	1,073,667,752.28	100	7.195	352	80.45	620

I	What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
			Loans	Balance ($)	Balance(%)	Rate (%)	(months)	LTV	Score
	LTV > 90.00	Stated Doc	320	46,159,174.30	4.30%	8.199	350	96.2	658
	LTV > 90.00	Interest Only	64	18,627,094.01	1.73%	7.002	358	94.87	661
	LTV > 90.00	FICO < 600	149	10,003,881.81	0.93%	9.563	320	96.98	588
	LTV > 90.00	Non-Owner Occupied	2	417,525.00	0.04%	8.044	358	95	714

J	What is max LTv fo stated income and minimum FICO for stated income?
	Max LTV for Stated Income Documentation:	100.00%
	Min Fico for Stated Income Documentation:	500

K	What is min FICO for loans above 90% LTV
	Min Fico for ltv greater than 90:	563

L	Seasoning hisotry - any over 3m?

	Seasoning History	Loan Count	Balance	% of Balance	WAC	RTERM	WA LTV	WA FICO
	1	3,490	593,734,253.07	55.3	7.26	354	79.79	613
	2	2,075	359,547,841.28	33.49	7.153	350	80.78	625
	3	731	111,868,123.80	10.42	7.009	345	82.72	644
	4	42	7,350,713.61	0.68	6.938	354	82.95	643
	5	5	1,166,820.52	0.11	6.462	353	83.58	645
	Total:	6,343	1,073,667,752.28	100	7.195	352	80.45	620

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